UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  01/31/2005

GREATER BAY BANCORP
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-25034

CA	77-0387041
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

2860 West Bayshore Road, Palo Alto, CA 94303
(Address of Principal Executive Offices, Including Zip Code)

650-813-8200
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) During the week of January 31, 2005, three directors of Greater Bay Bancorp (the "Company") tendered their resignations to be effective March 1, 2005. The three directors are James Jackson, Stanley Kangas and Rex Lindsay. In accordance with the early retirement program for directors disclosed in the Company's Current Report on Form 8-K filed on January 28, 2005, the Company will make a one-time payment to these directors in the amount of the fees they received last year, as follows: (a) James Jackson, $44,000; (b) Stanley Kangas, $48,000; and (c) Rex Lindsay, $84,000.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

GREATER BAY BANCORP

Date: February 04, 2005.	By:	/s/ Linda M. Iannone
Linda M. Iannone
Senior Vice President, General Counsel and Secretary